EXHIBIT 99.1
Execution Version

FOURTH AMENDMENT

TO

CREDIT AGREEMENT
DATED AS OF April 22, 2016

AMONG

CALIFORNIA RESOURCES CORPORATION,
AS THE BORROWER,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT, SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

BANK OF AMERICA, N.A.,
AS SYNDICATION AGENT, SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

AND

THE LENDERS
PARTY HERETO

FOURTH AMENDMENT TO CREDIT AGREEMENT
This Fourth Amendment to the Credit Agreement (this “Amendment”) dated as of April 22, 2016, is among California Resources Corporation, a Delaware corporation (the “Borrower”), each of the undersigned Guarantors, each Lender (as defined below) party hereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Credit Agreement dated as of September 24, 2014 (as amended by the First Amendment to Credit Agreement dated as of February 25, 2015, the Second Amendment to Credit Agreement dated as of November 2, 2015, the Third Amendment to Credit Agreement dated as of February 23, 2016 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”).
B.    The Borrower has requested and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments t o Section 1.1.
(a) The definition of "Applicable Equity Amount" is hereby amended such that (i) the word "cash" is hereby inserted immediately before each instance of the word "proceeds" in clause (a) thereof, (ii) the words "Section 11.7(c)(ii)" in clause (b)(iii) thereof are hereby replaced with the words "Section 11.7(c)(iii)" and (iii) each instance of the words "Funding Date" therein is hereby replaced with the words "Fourth Amendment Effective Date".
(b) The following defined terms are hereby added in their entirety to read as follows:
"Fourth Amendment" shall mean that certain Fourth Amendment to Credit Agreement, dated as of April 22, 2016, between the Borrower, the Administrative Agent and the Lenders Party thereto.

"Fourth Amendment Effective Date" shall mean the Effective Date (as defined in the Fourth Amendment).
2.2    Amendments to Section 11.7.
(a) Clause (c) of Section 11.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(c)    Notwithstanding the foregoing and for the avoidance of doubt, nothing in this Section 11.7 shall prohibit (i) the repayment or prepayment of intercompany subordinated Indebtedness owed among the Borrower and/or the Restricted Subsidiaries, in either case unless an Event of Default has occurred and is continuing and the Borrower has received a notice from the Administrative Agent instructing it not to make or permit the Borrower and/or the Restricted Subsidiaries to make any such repayment or prepayment, (ii) substantially concurrent transfers of credit positions in connection with intercompany debt restructurings so long as such Indebtedness is permitted by Section 11.1 after giving effect to such transfer or (iii) the prepayment, repurchase, redemption or other defeasance of the Senior Notes, any Permitted Second Lien Indebtedness or any Permitted Additional Debt (x) with an aggregate amount not to exceed the Applicable Equity Amount or (y) in exchange for Stock (other than Disqualified Stock) of the Borrower; and

(b) Clause (d) of Section 11.7 of the Credit Agreement is hereby amended by inserting the words “except as permitted by Section 11.7(c),” after “Notwithstanding the foregoing, and for the avoidance of doubt,”
Section 3.    Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3.1 is satisfied (the “Effective Date”):
3.1    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Borrower, each Guarantor and the Majority Lenders.
3.2    The Borrower shall have paid to the extent invoiced, all fees and other amounts due and payable on or prior to the Effective Date, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3    No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
Section 4.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 5.    Miscellaneous.
5.1     (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”,

“thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
5.2    Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents, or any future defaults of the same provision waived hereunder (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) except for the amendments set forth herein, amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.
5.3    The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
5.4    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.

5.5    THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:		CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Michael L. Preston
	Name:	Michael L. Preston
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

GUARANTORS:
CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES TIDELANDS, INC.
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY

	By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

CALIFORNIA RESOURCES ELK HILLS, LLC CRC CONSTRUCTION SERVICES, LLC CRC SERVICES, LLC SOCAL HOLDING, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

CALIFORNIA RESOURCES WILMINGTON, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

CRC MARKETING, INC.

By:	/s/ D. Adam Smith
Name:	D. Adam Smith
Title:	Assistant Secretary

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

ELK HILLS POWER, LLC

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasure of California Resources Corporation, the Sole Member of California Resources Elk Hills, LLC, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

TIDELANDS OIL PRODUCTION COMPANY

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasure of California Resources Tidelands, Inc., its Managing Partner

CALIFORNIA RESOURCES COLES LEVEE, LLC

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasurer

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasurer of California Resources Coles Levee, LLC, its General Partner

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Letter of Credit Issuer, Swingline Lender, Revolving Lender and Term Loan Lender

By:	/s/ Douglas A. Kravitz
Name:	Douglas A. Kravitz
Title:	Executive Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

BANK OF AMERICA, N.A. as Syndication Agent, Letter of Credit Issuer, Swingline Lender, Revolving Lender and Term Loan Lender

By:	/s/ Greg Hall
Name:	Greg Hall
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

CITIBANK, N.A., as Letter of Credit Issuer, Revolving Lender and Term Loan Lender

By:	/s/ Saqeeb Ludhi
Name:	Saqeeb Ludhi
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Letter of Credit Issuer, Revolving Lender and Term Loan Lender

By:	/s/ Michael A. Tribolet
Name:	Michael A. Tribolet
Title:	Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as Revolving Lender and Term Loan Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

MORGAN STANLEY BANK, N.A., as Revolving Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authority Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as Revolving Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

HSBC BANK USA, NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By:	/s/ Benjamin Halperin
Name:	Benjamin Halperin
Title:	Authorized Signatory #21357

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

GOLDMAN SACHS BANK USA, as Revolving Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

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CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

COMPASS BANK, as Revolving Lender and Term Loan Lender

By:	/s/ Rachel Festervand
Name:	Rachel Festervand
Title:	Senior Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

MIZUHO BANK, LTD., as Revolving Lender and Term Loan Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

BANK OF NOVA SCOTIA, as Revolving Lender and Term Loan Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

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CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

SOCIETE GENERALE, as Revolving Lender and Term Loan Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

By:	/s/ Alexandre Huet
Name:	Alexandre Huet
Title:	Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

PNC BANK, NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By:	/s/ Sandra Aultman
Name:	Sandra Aultman
Title:	Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

BRANCH BANKING AND TRUST COMPANY, as Revolving Lender and Term Loan Lender

By:	/s/ Robert Kret
Name:	Robert Kret
Title:	AVP

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

DNB CAPITAL LLC, as Revolving Lender and Term Loan Lender

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

By:	/s/ Mack Lambert
Name:	MackLambert
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

THE BANK OF NEW YORK MELLON, as Revolving Lender and Term Loan Lender

By:	/s/ Peter W. Helt
Name:	Peter W. Helt
Title:	Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

SUMITOMO MITSUI BANKING CORPORATION, as Revolving Lender and Term Loan Lender

By:	/s/ Ryo Suzuki
Name:	Ryo Suzuki
Title:	General Manager

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as Revolving Lender and Term Loan Lender

By:	/s/ Neil Derfler
Name:	Neil Derfler
Title:	Relationship Manager

By:	/s/ Serena Palumbo, Esq.
Name:	Serena Palumbo, Esq.
Title:	VP, In-House Counsel

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment

KEYBANK NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By:	/s/ Stephen J. Jones
Name:	Stephen J. Jones
Title:	Senior Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Fourth Amendment